UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

Nkarta, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39370	47-4515206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Veterans Boulevard South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 407-1049

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2024, Nkarta, Inc.'s (the “Company”) Board of Directors (the “Board”) appointed Nadir Mahmood, Ph.D. as the Company’s President, effective July 29, 2024.

Dr. Mahmood, age 45, formerly served as the Chief Executive Officer at Rezo Therapeutics, a privately held biopharmaceutical company, from July 2023 to June 2024. Prior to joining Rezo, Dr. Mahmood held various roles at the Company, including Chief Financial and Business Officer from October 2020 to June 2023, Chief Business Officer from September 2019 to October 2020 and Senior Vice President, Corporate Development from May 2018 to September 2019. Dr. Mahmood previously held positions of increasing responsibility at Second Genome, Inc., a privately held biopharmaceutical company, between March 2012 and April 2018. Prior to joining Second Genome, Dr. Mahmood was an Equity Research Fellow in Global Investment Research at Goldman Sachs Inc. from January 2011 to July 2011. Dr. Mahmood conducted postdoctoral research at the Scripps Research Institute in La Jolla, CA from August 2009 to January 2011. Dr. Mahmood began his career as Staff Scientist at Kythera Biopharmaceuticals, Inc. (which was acquired by Allergan). Dr. Mahmood holds a B.S. in Biochemistry from the University of Texas at Austin and a Ph.D. in Cell Regulation from the University of Texas Southwestern Medical Center at Dallas.

In connection with Dr. Mahmood's appointment as President, the Compensation Committee of the Board approved an annual base salary of $530,000, and the grant to Dr. Mahmood on July 29, 2024 of a stock option to purchase 550,000 shares of the Company’s common stock. The per share exercise price of the option equals the closing price per share of the Company’s common stock on July 29, 2024. Twenty-five percent (25%) of the option is scheduled to vest and become exercisable on July 29, 2025. The remaining portion of the option is scheduled to vest and become exercisable in thirty-six (36) equal monthly installments occurring on the completion of each successive month of Dr. Mahmood's continued service to the Company following July 29, 2025. Dr. Mahmood will also be eligible to receive an annual incentive bonus, with a target bonus amount of 50% (expressed as a percentage of annual base salary).

The Company will enter into a severance agreement with Dr. Mahmood, substantially in the form that was previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2021 (the “Severance Agreement”). Under the terms of the Severance Agreement, if Dr. Mahmood’s employment is terminated either by the Company without “Cause” or by the executive officer for “Good Reason” (as such terms are defined in the Severance Agreement) (collectively, an “Involuntary Termination”), Dr. Mahmood will be entitled to receive (i) continued payment of base salary for a period of 12 months, (ii) payment of his prior year bonus (to the extent unpaid), and (iii) payment or reimbursement of premiums to continue medical coverage for him and his eligible dependents pursuant to COBRA for up to 12 months. If, however, the Involuntary Termination occurs in connection with or within 12 months following a “Change in Control” of the Company (as such term is defined in the Severance Agreement), Dr. Mahmood will be entitled to receive, in lieu of the severance benefits described above: (i) total payments of 18 months of base salary, plus one and one-half times the target annual bonus, paid in installments in accordance with the Company’s standard payroll schedule over a period of 18 months, (ii) payment of his prior year bonus (to the extent unpaid), (iii) payment or reimbursement of premiums to continue medical coverage for him and his eligible dependents pursuant to COBRA for up to 18 months, and (iv) accelerated vesting of each then-outstanding and unvested equity award subject to time-based (and not performance-based) vesting requirements (with performance-based vesting equity awards to be governed by the terms of the applicable award agreement, provided that any time-based vesting requirement will be deemed satisfied). The foregoing description is qualified in its entirety by reference to the text of the form of Severance Agreement, which is incorporated herein by reference.

The Company will also enter into its standard indemnification agreement with Dr. Mahmood, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No. 333-239301) initially filed by the Company with the SEC on July 2, 2020 and is incorporated herein by reference.

There are no arrangements or understandings between Dr. Mahmood and any other person pursuant to which Dr. Mahmood was appointed as President and there are no family relationships between Dr. Mahmood and any director or executive officer of the

Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item. 7.01 Regulation FD Disclosure.

On July 16, 2024, the Company issued a press release announcing the appointment of Dr. Mahmood as President, the promotion of David R. Shook, M.D. to Chief Medical Officer, Head of Research and Development, and the transition of James Trager, Ph.D. from Chief Scientific Officer to a special advisory role for the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the
“Securities Act”), unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued on July 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nkarta, Inc.

Date: July 16, 2024	By:	/s/ Alicia Hager
Alicia J. Hager, J.D., Ph.D.
Chief Legal Officer